AMENDMENT TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT TO FUND PARTICIPATION AGREEMENT (this “Amendment”) is made this 23rd day of September 2026, by and between THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK on its own behalf and on behalf of the separate accounts listed on Schedule A of the Participation Agreement, and THE VANGUARD GROUP, INC. (collectively, the “Parties”).

WITNESSETH:

WHEREAS, the Parties entered into that certain Fund Participation Agreement dated as of March 13, 2025, as amended to date (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement to update Schedule A;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.   The foregoing WHEREAS clauses are hereby incorporated by reference.

2.   Definitions. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned to them in the Agreement.

3.   Amendment. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

4.   No Other Amendments. Except as specifically modified herein, the Agreement remains in full force and effect.

5.   Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of both parties hereto. For the purposes hereof, a copy emailed in electronic format of this Amendment, including the signature pages hereto, shall be deemed an original.

[The remainder of this page is intentionally blank. Signatures to follow.]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

THE UNITED STATES LIFE INSURANCE COMPANY IN

THE CITY OF NEW YORK, on behalf of itself and on behalf of

the Accounts set forth on Schedule A

By:

Name:	Barbara Rayll

Title:	VP, Product & Solutions Mgmt

VANGUARD FIXED INCOME SECURITIES FUNDS (2 FUNDS)

Vanguard Long-Term Investment-Grade Fund

Vanguard Long-Term Treasury Fund

VANGUARD STAR FUNDS (3 FUNDS)

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

VANGUARD WELLINGTON FUND (1 FUND)

Vanguard Wellington Fund

VANGUARD WINDSOR FUND (1 FUND)

Vanguard Windsor II Fund

VANGUARD CHESTER FUNDS (12 FUNDS)

Vanguard Target Retirement 2020 Fund, Investor Class

Vanguard Target Retirement 2050 Fund, Investor Class

Vanguard Target Retirement 2025 Fund, Investor Class

Vanguard Target Retirement 2055 Fund, Investor Class

Vanguard Target Retirement 2030 Fund, Investor Class

Vanguard Target Retirement 2060 Fund, Investor Class

Vanguard Target Retirement 2035 Fund, Investor Class

Vanguard Target Retirement 2065 Fund, Investor Class

Vanguard Target Retirement 2040 Fund, Investor Class

Vanguard Target Retirement 2070 Fund, Investor Class

Vanguard Target Retirement 2045 Fund, Investor Class

Vanguard Target Retirement Income Fund, Investor Class

VANGUARD EXPLORER FUND (1 FUND)

Vanguard Explorer Fund, Admiral Class

VANGUARD FENWAY FUNDS (1 FUND)

Vanguard Equity-Income Fund, Admiral Class

VANGUARD MONEY MARKET RESERVES (1 FUND)

Vanguard Federal Money Market. Fund, Investor Class

VANGUARD REAL ESTATE FUNDS (1 FUND)

Vanguard Real Estate Index Fund, Institutional Class

VANGUARD WORLD FUND (1 FUND)

Vanguard FTSE Social Index Fund, Institutional Class

By:

Name:	John Schadl

Title:	Assistant Secretary

THE VANGUARD GROUP, INC.

By:

Name:	Carolyn Sherry

Title:	Principal, Head of US Middle Office & TA

SCHEDULE A

Accounts

Name of Account	Date of Resolution of Company’s Board which Established the Account
USL Separate Account RS	June 14, 2024

Funds

VANGUARD FIXED INCOME SECURITIES FUNDS (2 FUNDS)

Vanguard Long-Term Investment-Grade Fund	Vanguard Long-Term Treasury Fund

VANGUARD STAR FUNDS (3 FUNDS)

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

VANGUARD WELLINGTON FUND (1 FUND)

Vanguard Wellington Fund

VANGUARD WINDSOR FUND (1 FUND)

Vanguard Windsor II Fund

VANGUARD CHESTER FUNDS (12 FUNDS)

Vanguard Target Retirement 2020 Fund, Investor Class

Vanguard Target Retirement 2025 Fund, Investor Class

Vanguard Target Retirement 2030 Fund, Investor Class

Vanguard Target Retirement 2035 Fund, Investor Class

Vanguard Target Retirement 2040 Fund, Investor Class

Vanguard Target Retirement 2045 Fund, Investor Class

Vanguard Target Retirement 2050 Fund, Investor Class

Vanguard Target Retirement 2055 Fund, Investor Class

Vanguard Target Retirement 2060 Fund, Investor Class

Vanguard Target Retirement 2065 Fund, Investor Class

Vanguard Target Retirement 2070 Fund, Investor Class

Vanguard Target Retirement Income Fund, Investor Class

VANGUARD EXPLORER FUND (1 FUND)

Vanguard Explorer Fund, Admiral Class

VANGUARD FENWAY FUNDS (1 FUND)

Vanguard Equity-Income Fund, Admiral Class

VANGUARD MONEY MARKET RESERVES (1 FUND)

Vanguard Federal Money Market. Fund, Investor Class

VANGUARD REAL ESTATE INDEX FUNDS (1 FUND)

Vanguard Real Estate Index Fund, Institutional Class

VANGUARD WORLD FUND (1 FUND)

Vanguard FTSE Social Index Fund, Institutional Class

•	Each Vanguard Fund is organized as a Delaware Business Trust

•	Notices may be sent to the Funds at:

○	The Vanguard Group, Inc., Post Office Box 2600, Valley Forge, PA 19842 (for overnight delivery)

○	The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355

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